Principal Funds, Inc.

Supplement dated July 13, 2018
to the Statutory Prospectus dated March 1, 2018
(as supplemented on March 7, 2018, March 19, 2018, June 15, 2018, and June 20, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Add the following new section after Passive Management (Index Funds):

Cash Management
Funds may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities.  A Fund may also invest uninvested cash in stock index futures contracts or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs, in an attempt to provide returns similar to such Fund’s benchmark. For more information, please see “Derivatives” and “Investment Company Securities” below, as well as REDEMPTION OF FUND SHARES.

MANAGEMENT OF THE FUNDS

Delete the Cash Management Program section.

REDEMPTION OF FUND SHARES

Delete the fourth paragraph and replace with the following:
Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.